SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               August 19, 2003
                               ---------------
                                Date of Report
                      (Date of Earliest Event Reported)

                            ANTICLINE URANIUM, INC.
                            -----------------------
            (Exact Name of Registrant as Specified in its Charter)

       Utah                       0-49655                    87-0678927
       ----                      ---------                   ----------
   (State or other          (Commission File No.)      (IRS Employer I.D. No.)
    Jurisdiction)

                           2120 South 700 East, #H183
                           Salt Lake City, Utah 84106
                           --------------------------
                   (Address of Principal Executive Offices)

                                (801) 583-9900
                                --------------
                         Registrant's Telephone Number

Item 1.   Changes in Control of Registrant.
          ---------------------------------

          On June 24, 2003, a Share Purchase Agreement (the "Agreement") was executed by and between North Beck Joint Venture, LLC, a Utah limited liability company ("North Beck"), that was the owner of approximately 96% of the outstanding voting securities of the Registrant, as "Seller," and LipidViro Tech, Inc., a privately-held Utah corporation ("LipidViro"), as "Buyer." Pursuant to the terms of the Agreement, LipidViro acquired 5,000,000 shares of the Registrant's common stock, or approximately 96% of its outstanding voting securities. See the 8-K Current Report of the Registrant dated June 24, 2003, which has been previously filed with the Securities and Exchange Commission and which is incorporated herein by reference. See Item 7.

          LipidViro is entering into an Agreement and Plan of Reorganization, ("Reorganization Agreement"), a copy of which is attached hereto and incorporated by reference, by which LipidViro will be acquired as a wholly-owned subsidiary of the Registrant. See Item 7.

          On August 19, 2003, LipidViro filed a Petition for Fairness Hearing and a Motion for Expedited Hearing in the Third Judicial District Court in and for Salt Lake County, State of Utah, respecting the Reorganization Agreement, copies of which are attached hereto and incorporated by reference. See Item
7. The Fairness Hearing was requested in order for LipidViro's shareholders to receive the contemplated issuance of securities in accordance with United States and Utah securities laws, and pursuant to the exemption from registration provided in Section 3(a)(10) of the Securities Act of 1933, as amended ("the Securities Act"). The Fairness Hearing was held on September 8, 2003, and the Court took LipidViro's petition under advisement, after hearing oral argument.

          The principal terms of the Reorganization Agreement are:

     1. The LipidViro Stockholders shall deliver all of the LipidViro securities held by LipidViro stockholders which shares and warrants shall represent all issued and outstanding shares of LipidViro common stock and "A" and "B" warrants, and the Registrant agrees to acquire such securities in exchange for an aggregate of 9,843,750 shares of the Registrant's common stock, par value $0.001 per share, for the LipidViro common stock, and 1,915,000 "A" warrants and 1,915,000 "B" warrants of the Registrant's warrants for the LipidViro warrants. The Registrant's warrants shall have the same rights, terms and obligations as the LipidViro warrants.

     2. At the closing, the 5,000,000 shares of common stock of the Registrant acquired by LipidViro from North Beck shall be cancelled.

     3. After giving effect to the Reorganization Agreement, the Registrant will own all the issued and outstanding shares of LipidViro, and LipidViro will be a wholly-owned subsidiary of the Registrant, operating under the name "LipidViro Tech, Inc." or such other name selected by the shareholders and management of LipidViro.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

     None; not applicable.

Item 3.   Bankruptcy or Receivership.
          ---------------------------

     None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

     None; not applicable.

Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

     None; not applicable.

Item 6.   Resignations of Registrant's Directors.
          ---------------------------------------

     None; not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

     (a)  Financial Statements of the Acquired Company.
          ---------------------------------------------

     The requisite financial statements of LipidViro will be filed with an amendment to this 8-K Current Report within 75 days of the date hereof, in the event the Reorganization Agreement is completed.


     (b) Proforma financial information.
         -------------------------------

     The requisite proforma balance sheet, taking into account the completion of the Reorganization Agreement, will be filed with an amendment to this 8-K Current Report within 75 days of the date hereof.

     (c) Exhibits.
         ---------

99.1     Petition for Fairness Hearing
             Exhibit A- Agreement and Plan of Reorganization

99.2     Motion for Expedited Hearing

8-K Current Report dated June 24, 2003*

*Previously filed with the Securities and Exchange Commission and incorporated herein by reference

Item 8.   Change in Fiscal Year.
          ----------------------

     None; not applicable.

Item 9.   Regulation FD Disclosure.
          -------------------------

     None; not applicable.

                               SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ANTICLINE URANIUM INC.

DATED: 09/08/03                          /s/ Kenneth P. Hamik
       --------                          ----------------------
                                         Kenneth P. Hamik
                                         President and Director